Exhibit 10.11




                               LICENSING AGREEMENT


     This Licensing Agreement ("Agreement") is made and entered into as of April 2, 1999, by and between Track Data Corporation ("Data"), as licensor, and Track Data Securities Corp. ("Securities"), as licensee.


                                    RECITALS

A. Data, a corporation organized and existing under the laws of the State of Delaware, owns and operates an Internet-based order entry/communication system designed for use by broker dealers.

B. Securities, a corporation organized and existing under the laws of the State of Delaware, is a wholly owned subsidiary of Track Securities Corp. ("TSC"), which operates as a retail broker and dealer in securities.

C. The parties are desirous of entering into an agreement whereby Data shall license the use of the above referenced Internet-based order entry/communication system to Securities for use by Securities and TSC.

                                   AGREEMENTS


     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:


     ARTICLE  1

                                GRANT OF LICENSE
                                ----------------


     1.1 SOFTWARE LICENSE. Data hereby grants Securities a non-exclusive and non-transferable license to use the Data Internet-based order entry/communication system ("Licensed Software"). The Licensed Software consists of a GUI interface at the ultimate client end to input trading information for execution of orders to purchase and/or sell securities. The Licensed Software will also provide (incorporate) a check on the underlying client account to determine whether specified criteria (including credit and/or applicable regulatory approvals) are present to allow current execution of the trade or whether further human intervention is necessary. The Licensed Software will provide for a confirmation of receipt of each order and a confirmation of each execution, subject to compliance (via the clearing firm provided for below) with all securities-law-related requirements. The Licensed Software will also incorporate an interface to a broker/dealer which clears and carries customer accounts so as to enable said clearing firm to receive all appropriate information for execution, clearance and settlement of all trades.

     1.2 SCOPE AND TERM OF LICENSE. Securities shall have the right to re-license the Licensed Software solely to TSC and only for so long as TSC remains the sole owner of Securities throughout the term of the License. If, at any time during the term of this Agreement, TSC should cease to be the sole owner of Securities, for any reason, Securities shall not thereafter be permitted to re-license the Licensed Software. TSC shall execute this Agreement to acknowledge its agreement with the terms and conditions of this Agreement including the restrictions on the use of the Licensed Software and its obligation to pay the fees provided for herein to Data. TSC shall have no right to re-license the Licensed Software or its use thereof.


                                    ARTICLE 2

                                  LICENSE FEES
                                  ------------

     2.1 FEES. Securities shall make a per use payment to Data of twenty five cents ($.25) for each inquiry made through the Licensed Software. For each inquiry which results in a confirmed order, an additional fee of two dollars ($2.00) shall be due and payable to Data.

     2.2 PAYMENT. Securities shall report to Data the amount which will be payable for each month within fifteen (15) days after the close of each month within the term of this Agreement and agrees to make payment in full of such amounts within thirty (30) days of the close of each relevant month. TSC shall make similar and corresponding reports and payments to Data to the extent of its re-license of the Licensed Software. In the event that TSC should fail to report or pay to Data as required above, (i) TSC's re-license rights shall immediately cease AND (ii) Securities guarantees payment in full of the appropriate amounts to Data, including the costs of collection (including attorneys fees and court costs). TSC will further pay to Data its share of agreed upon advertising costs.

     2.3 LATE CHARGES. Securities (and, as relevant, TSC) agrees to pay a one percent (1%) per month late charge for each month or part thereof on any undisputed invoice submitted to Securities by Data which is not paid within thirty (30) days. No such late charge shall be assessed when Securities has, in writing to Data, and within the thirty (30) day period, protested any invoice or portion thereof, provided such protest is reasonably made and Securities has paid the uncontested portion of any invoice within the thirty (30) day period.
     2.4 YEAR 2000 CONVERSION.Data shall provide competent technical personnel to assist Securities in planning the year 2000 conversion of the Licensed Software.

     2.5 BOOKS AND RECORDS. Securities (and, as relevant, TSC) shall make its books and records available to representatives of Data during ordinary business hours, to enable Data to determine the use of the Licensed Software and the correct fees which are due to Data.


                                    ARTICLE 3

                     TITLE AND CONFIDENTIAL OWNERSHIP RIGHTS
                     ---------------------------------------


     3.1 TITLE. Securities and TSC agree that the Licensed Software is Data's proprietary information and trade secret, whether or not any portion thereof is or may be copyrighted or patented. Ownership of all applicable copyrights, trade secrets, patents and other intellectual property rights in the Licensed Software shall remain vested in Data.

     3.2 CONFIDENTIALITY. The Licensed Software is the confidential property of Data and any unauthorized disclosure to any third parties is prohibited. Securities and TSC agree to take all reasonable steps to protect the Licensed Software and its documentation, and shall not market, disclose or permit the use and/or utilization of the techniques, documentation or programs contained within or associated with the Licensed Software, or any derivative thereof, by any third party, except consultants hired by either Securities and/or TSC. Securities and TSC warrant that any consultants hired by them shall be subject to the same confidentiality obligations that Securities and TSC assume hereunder. The obligations of this Article 3.2 shall survive beyond the termination of this Agreement, but such obligations shall not apply to information which: (i) was generally known to the public at the time of receipt; (ii) becomes generally known to the public through no fault of Securities and/or TSC; (iii) is learned by Securities and/or TSC from a third party who is not in breach of an obligation of confidentiality to another; (iv) was independently developed or known prior to disclosure by Securities and/or TSC; or (v) is disclosed pursuant to court order after written notice of any motion to compel disclosure or subpoena to Data.

     3.3 DERIVATIVES AND MODIFICATIONS. Any derivative of the Licensed Software and any other modifications thereto, are vested in Data. In the event that Securities or TSC develop, without the assistance of Data, modifications or derivatives that are an independent or new system, then Data will not have any rights to those modifications, derivatives or new system.


                                    ARTICLE 4

                                  DOCUMENTATION
                                  -------------


     4.1 MANUALS. Documentation will be provided to Securities for the Licensed Software.

     4.2 COPYING AND MODIFICATION. TSC and Securities may copy, modify and customize their documentation, provided that such copies retain any and all "Confidential Materials" Notices set forth at the beginning of each piece of Data's documentation. TSC and Securities agrees to treat any and all such copies, whether modified or customized, as confidential materials subject to
Article  3.


                                    ARTICLE 5

                                LIMITED WARRANTY
                                ----------------


     5.1 GRANT OF LICENSE. Data warrants that it has the right to grant the software license contained in Article 2 and that it is not currently bound by any other agreements, restrictions or obligations which do or would in any way interfere or be inconsistent with this Agreement.

     5.2 PERFORMANCE. Data warrants that, for a period of one (1) year following the date of this Agreement that the Licensed Software will perform in accordance with the functions, specifications and descriptions contained in the related Data documentation. THIS WARRANTY DOES NOT EXTEND TO ANY CUSTOMIZATION, MODIFICATION OR CONVERSION OF THE LICENSED SOFTWARE DONE BY Securities OR TSC.

                                    ARTICLE 6

                                 INDEMNIFICATION
                                 ---------------


     6.1 INDEMNITY. Data shall indemnify, defend, and hold Securities harmless from any claims, demands, liabilities, losses, damages, judgments, including reasonable attorneys' fees, resulting from any claimed infringement or violation of any copyright, patent, or other intellectual property right arising out of the use of the Licensed Software. Data agrees, should Securities' or TSC's use of the Licensed Software be enjoined by any court, to use its best efforts to obtain, at no expense to Securities, the right to continue to use the Licensed Software so enjoined.


                                    ARTICLE 7

                            DISCLAIMER OF WARRANTIES
                            ------------------------


     7.1 DISCLAIMER. OTHER THAN THOSE WARRANTIES FOR THE LICENSED SOFTWARE SET FORTH IN ARTICLE 5 OF THIS AGREEMENT, DATA SPECIFICALLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.


                                    ARTICLE 8

                               EXCLUSIVE REMEDIES
                               ------------------


     8.1 DEFECT IN MATERIALS OR WORKMANSHIP. Data will replace or repair any item of the Licensed Software which is shown to be defective in material or workmanship on the date of delivery, or which otherwise fails to perform in accordance with the functions, specifications and descriptions contained in the related Data documentation.

     8.2 MANUALS. Data will replace or amend any page in any manual or other document relating to the Licensed Software which is shown to contain any error or inaccuracy, without additional charge.

     8.3 TIME FOR CLAIMS. Securities agrees it will bring no claim against Data under this Agreement for the Licensed Software more than one (1) year after the date of this Agreement.


                                    ARTICLE 9

                                     DAMAGES
                                     -------


     "DATA" WILL NOT BE LIABLE FOR ANY LOSS OF PROFIT OR ANY OTHER COMMERCIAL DAMAGE, INCLUDING BUT NOT LIMITED TO, SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR OTHER INDIRECT DAMAGES, UNDER ANY CAUSE OF ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CLAIMS ARISING FOR MALFUNCTIONS OR DEFECTS IN THE LICENSED SOFTWARE OR NON-DELIVERY OF THE LICENSED SOFTWARE EVEN IF "Data" HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL "DATA" LIABILITY FOR ANY CLAIM ARISING OUT OF THIS AGREEMENT EXCEED THE AMOUNT PAID TO "DATA" BY "SECURITIES" UNDER THIS AGREEMENT.

                                   ARTICLE 10

                                   TERMINATION
                                   -----------


     10.1 WRITTEN NOTICE. Securities shall have the right upon ninety (90) days written notice to Data to cancel this Agreement. Securities agrees that upon written notice of cancellation to Data, all monies paid to Data are non-refundable, and Securities further agrees to pay all outstanding invoices, not otherwise in dispute as set forth in Article 2.2 above, within thirty (30) days.

     10.2 DEFAULT. Each party has the right to terminate this Agreement if the other party breaches or is in default of any obligation hereunder and which default is incapable of cure or which, capable of cure, has not been cured within fifteen (15) days of receipt of notice of such default (or such additional cure period as the non-defaulting party may authorize).

     10.3 INSOLVENCY. Securities may terminate this Agreement by written notice to Data and may regard Data as in default of this Agreement if Data becomes insolvent, makes a general assignment for the benefit of creditors, files a voluntary petition of bankruptcy, suffers or permits the appointment of a receiver for its business or assets, or becomes subject to any proceeding under any bankruptcy or insolvency law, whether domestic or foreign, which proceeding is not dismissed within sixty (60) days from the initiation thereof, or is wound up or liquidated, voluntarily or otherwise. In the event that any of the above events occur, Data shall immediately notify Securities of its occurrence. Data may terminate this Agreement immediately, upon written notice to Securities, if it learns that Securities or TSC shall at any time during the term of this Agreement should be subject to a Statutory Disqualification (as that term is defined by the Securities Exchange Act of 1934, as amended from time to time). Data's right to terminate because TSC should become subject to a Statutory Disqualification will cease if Securities is no longer owned by TSC.

     10.4 CESSATION OF USE UPON TERMINATION. Upon termination of this Agreement for Securities' default as set forth in Article 10.2, Securities shall immediately cease using the Licensed Software and shall destroy the Licensed Software and any backup copies of the Licensed Software and all copies of the documentation in possession of Securities. Termination of this Agreement will not relieve Securities, TSC and their respective employees of their obligations of confidentiality pursuant to Article 3.2 of this Agreement and payment of any unpaid fees. Upon termination of this Agreement for Data's default as defined in Article 10.2, Securities shall have the right to continued use and possession of the Licensed Software and all copies of the documentation, provided Securities fulfills the obligations of the Agreement with respect to confidentiality.


                                   ARTICLE 11

                                  GOVERNING LAW
                                  -------------


     11.1 NEW YORK LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the place of execution of this Agreement or the residence of the parties.


                                   ARTICLE 12

                                  MISCELLANEOUS
                                  -------------


     12.1 DATA'S NAME AND/OR LOGO. Securities shall obtain the prior written consent of Data prior to its use of Data's name and/or logo.

     12.2 ENTIRE AGREEMENT. This Agreement, together with any exhibits and attachments, contains the entire agreement between Data and Securities relating to the rights granted and the responsibilities and duties assumed by the parties hereunder. Any prior agreements, promises, negotiations or representations, either oral or written, relating to the subject matter of this Agreement, not expressly set forth herein, are of no force and effect.

     12.3 AMENDMENT. This Agreement or any part or section of it may be amended at any time by the mutual written consent of the duly authorized representatives of Data and Securities. Any amendment shall not effect the other terms and conditions of this Agreement, which shall remain in full force and effect.

     12.4 HEADINGS. The headings of articles and sections contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     12.5 SEVERABILITY. In the event any term or provision of this Agreement is declared null and void by any court of competent jurisdiction, the remainder of the provisions of this Agreement shall remain in full force and effect.

     12.6 WAIVER OF BREACH. Waiver of breach of any provision of this Agreement shall not be deemed a waiver of any other breach of the same or different provision. In addition, waiver of breach of any provision of this Agreement shall not constitute a waiver of any future breach.

     12.7 ASSIGNMENT. Neither Data nor Securities shall assign its rights and duties or obligations under this Agreement without the express written approval of the other unless such assignment is specifically provided for herein. Any attempt at assignment in violation of this Article 12.7 shall be void and of no force and effect.

     12.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.9 BINDING AGREEMENT. This Agreement shall be binding and inure to the benefit of the parties hereto and their successors and permitted assigns.

12.10 NOTICES. Any notice required to be given pursuant to the terms and provisions of this Agreement shall be in writing, postage pre-paid, and shall be sent by certified or registered mail, return receipt requested, to the appropriate address as set forth below or to such other addresses that the parties may from time to time designate pursuant to this Article 12.10. Notice shall be effective and deemed to have been given on the date indicated on the return receipt of the delivery date.

To  Data:
     Track  Data  Corporation
     95  Rockwell  Place
     Brooklyn,  New  York  11217
     Attention:  Marty  Kaye,  Vice  President

with  a  copy  to:
     Robert  P.  Bramnik,  Esquire
     Wildman,  Harrold,  Allen  &  Dixon
     225  West  Wacker  Drive;  Suite  3000
     Chicago,  Illinois  60606

To  Securities  or  to  TSC:
     Track  Data  Securities  Corp.
     [or]  Track  Securities  Corporation
     1800  Corporate  Boulevard;  Suite  303
     Boca  Raton,  Florida  33431
     Attention:  Jack  Spiegelman,  President



     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


TRACK  DATA  CORPORATION               TRACK  DATA  SECURITIES  CORP.



By:  _____________________________          By:  _____________________________
            Its  President                                     Its  President





TRACK  SECURITIES  CORPORATION



By:  _____________________________
            Its  President